OMB APPROVAL

OMB Number: 3235-0060

Expires: April 30, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 7, 2008  (July 1, 2008)

CADISCOR RESOURCES INC

 (Exact name of small business issuer as specified in its charter)

Québec, Canada	0-52252	N/A
State or other jurisdiction of incorporation	Commission File Number	(IRS Employer Identification No)

1570 Ampère Street, suite 502, Boucherville, Québec, Canada, J4B 7L4 (450) 449-0066
(Address and telephone number of registrant's principal executive offices and principal place of business

1225 Gay-Lussac Street, Boucherville, Québec, J413 7KI (450) 641-0775
(Former name, former address and former fiscal year, if changed since last report)

Item 5.03   Amendments to Articles of Incorporation or Bylaws;

(1)

As of July 1, 2008, the Company amended its Articles of Incorporation to change the address of its head office as follows :

Old address: 1225 Gay-Lussac Street

Boucherville, Quebec, J4B 7K1

New address:  1570 Ampère Street, Suite 502

Boucherville, Québec J4B 7L4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADISCOR RESOURCES INC.

_____________________________________

 (Registrant)

Date: July 7, 2008

// (signed) Michel Bouchard

_____________________________________

(Signature) Michel Bouchard, President and CEO